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                       SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON DC 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: November 17, 2003

                         WHEELING-PITTSBURGH CORPORATION
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               (Exact Name of Registrant as Specified in Charter)



           DELAWARE                   000-50300                 55-0309927
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(State or Other Jurisdiction         (Commission               (IRS Employer
      of Incorporation)              File Number)            Identification No.)


           1134 Market Street, Wheeling, WV               26003
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     (Address of Principal Executive Offices)           (Zip Code)


        Registrant's telephone number, including area code (304) 234-2400
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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(C)  EXHIBITS.

     99.1      Wheeling-Pittsburgh Corporation Press Release, dated November 17,
               2003.

ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     Wheeling-Pittsburgh Corporation issued a press release on November 17, 2003, a copy of which is furnished as Exhibit 99.1 to this report, in which it announced financial results for the third quarter ended September 30, 2003.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          WHEELING-PITSBURGH CORPORATION


Dated: November 17, 2003                  By: /s/ Paul J. Mooney
                                              --------------------------------
                                              Paul J. Mooney
                                              Chief Financial Officer
                                              (Principal Financial Officer and
                                              Principal Accounting Officer)

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                                  EXHIBIT INDEX

Exhibit Number      Description
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99.1                Press Release, dated November 17, 2003